UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY  10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  February 28

Date of reporting period: February 29, 2020

ITEM 1.REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2020
WESTERN ASSET
SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

Fund objectives

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended February 29, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2020

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions.

In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable quality) securities and below investment grade securities rated in the C category or above or unrated securities that we determined to be of comparable quality. Below investment grade debt obligations are sometimes referred to as “junk bonds” or “high yield securities”. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Interbank Offered Rateii or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house

Western Asset SMASh Series EC Fund 2020 Annual Report	1

Fund overview (cont’d)

economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets, in general, posted strong results over the twelve-month reporting period ended February 29, 2020. Most spread sectors (non-Treasuries) lagged Treasuries amid periods of volatility. This was due to a number of factors, including a “dovish pivot” by the Federal Reserve Board (the “Fed”)iii, moderating global growth, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and, most recently, the impact of the coronavirus.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note the reporting period at 2.52% and ended the period at 0.86%, the low for the period. The yield for the two-year Treasury note experienced a high of 2.55% several times in March 2019. The yield on the ten-year Treasury began the reporting period at 2.73% and ended the period at 1.13%, the low for the period. The yield for the ten-year Treasury peaked at 2.76% on March 1, 2019.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned 11.68% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced weaker results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 6.10%. U.S. dollar- denominated emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, gained 9.89% over the same period. Finally, emerging market local currency debt, as measured by the JPMorgan GBI-EM Global Diversified Total Return Index,vii returned 3.73%.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. While overall market sentiment generally improved as 2019 wore on, we were mindful of positioning the portfolio more defensively and trimming select credit positions as valuations in certain sectors became tight towards year end. To that end, we increased the Fund’s allocations to bank loans and commercial mortgage-backed securities (“CMBS”). In contrast, we reduced the Fund’s exposures to high-yield and investment-grade corporate bonds.

During the reporting period we employed U.S. Treasury futures and options, as well as interest rate swaps, which were used to manage duration and yield curveviii exposure. In aggregate, the use of these instruments was positive for performance. Japanese government bond futures, Eurodollar, Italian Treasury bond and Euro-Bobl futures, along with Euro-Bund futures and options, were used to manage the Fund’s duration, as well as to express views on rates between different countries. Overall, these instruments contributed to performance during the reporting period. Credit default swaps and credit default index swaps (CDX), which were used to manage the Fund’s investment-grade and high-yield bond

2	Western Asset SMASh Series EC Fund 2020 Annual Report

exposure, were a slight positive for results. Currency forwards and currency futures and options, which were used to manage the Fund’s local currency exposures, detracted from performance.

Performance review

For the twelve months ended February 29, 2020, Western Asset SMASh Series EC Fund returned 13.16%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Aggregate Index, returned 11.68% for the same period.

Performance Snapshot as of February 29, 2020 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	5.42%	13.16%
Bloomberg Barclays U.S. Aggregate Index	3.39%	11.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

(Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2019, the gross total annual fund operating expense ratio was 0.04%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. However, all Fund shareholders

Western Asset SMASh Series EC Fund 2020 Annual Report	3

Fund overview (cont’d)

are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its duration positioning. In particular, the Fund had a longer duration than that of its benchmark. This was rewarded as U.S. Treasury yields moved sharply lower over the reporting period.

The Fund’s high-yield corporate bond exposure was positive for performance. While high-yield spreads ultimately ended the reporting period wider, driven by significant spread widening in the final two months of the reporting period, the asset class benefited from spreads generally tightening throughout 2019, corresponding with a then-positive outlook for global growth. Elsewhere, the Fund’s allocation to structured products, namely non-agency residential mortgage-backed securities and CMBS, was also beneficial for returns. During the reporting period, fundamentals in the structured product markets improved and valuations were attractive relative to historical levels. Additionally, these investment securities were among the last to be impacted by the significant market volatility in the final months of the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its emerging market exposure. The asset class was negatively impacted by several factors, including concerns over the global growth outlook, the U.S.-China trade war, and in the final months of the reporting period, fears over the spreading coronavirus (COVID-19). In particular, the Fund’s allocation to emerging market local currency bonds and emerging market currencies had the largest negative impact on performance, as they weakened given the overall strength of the U.S. dollar.

Yield curve positioning was also negative for results, as the Fund was generally positioned for a flattening yield curve environment during the reporting period. However, during the course of the reporting period, the broad swath of the yield curve steepened.

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 31, 2020

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. There is

4	Western Asset SMASh Series EC Fund 2020 Annual Report

also a risk that an issuer will be unable to make principal and/or interest payments. High yield bonds, commonly known as “junk bonds”, involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 29, 2020 were: Sovereign Bonds (24.0%), Collateralized Mortgage Obligations (23.3%), Health Care (6.8%), Communication Services (5.9%) and Consumer Discretionary (5.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset SMASh Series EC Fund 2020 Annual Report	5

Fund overview (cont’d)

i	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.
ii	The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).
iii	The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
v	The Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
vii	The JPMorgan GBI-EM Global Diversified Total Return Index tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/ tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.
viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset SMASh Series EC Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 29, 2020 and February 28, 2019 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset SMASh Series EC Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.42%	$1,000.00	$1,054.20	0.00%	$0.00	5.00%	$1,000.00	$1,024.86	0.00%	$0.00

[1]	For the six months ended February 29, 2020.

[2]	Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]	All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

8	Western Asset SMASh Series EC Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/29/20	13.16%
Five Years Ended 2/29/20	6.20
Ten Years Ended 2/29/20	8.25

Cumulative total returns[1]
2/28/10 through 2/29/20	121.03%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

1	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset SMASh Series EC Fund 2020 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Bloomberg Barclays U.S. Aggregate Index† — February 2010 - February 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on February 28, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2020. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

10	Western Asset SMASh Series EC Fund 2020 Annual Report

Schedule of investments
February 29, 2020

Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund
Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 24.0%
Argentina — 0.6%
Argentina POM Politica
Monetaria, Bonds (Argentina
Central Bank 7 Day Repo
Reference Rate)	51.226%	6/21/20	200,980,000	ARS	$1,660,397	(a)(b)
Argentine Bonos del Tesoro,
Bonds	18.200%	10/3/21	183,730,000	ARS	1,136,403	(a)
Argentine Republic Government
International Bond, Senior
Notes	6.875%	4/22/21	1,190,000		595,476
Argentine Republic Government
International Bond, Senior
Notes	5.625%	1/26/22	14,490,000		6,778,596
Argentine Republic Government
International Bond, Senior
Notes	7.500%	4/22/26	2,210,000		964,135
Argentine Republic Government
International Bond, Senior
Notes	5.875%	1/11/28	790,000		320,232
Argentine Republic Government
International Bond, Senior
Notes	7.625%	4/22/46	1,130,000		457,588
Provincia de Buenos Aires,
Senior Notes	6.500%	2/15/23	2,650,000		1,066,651	(c)
Provincia de Buenos Aires,
Senior Notes	9.125%	3/16/24	1,850,000		758,519	(c)
Provincia de Buenos Aires,
Senior Notes	7.875%	6/15/27	2,280,000		883,500	(c)
Total Argentina					14,621,497
Brazil — 4.1%
Brazil Notas do Tesouro
Nacional Serie F, Notes	10.000%	1/1/21	67,555,000	BRL	15,822,942
Brazil Notas do Tesouro
Nacional Serie F, Notes	10.000%	1/1/23	233,849,000	BRL	58,612,841
Brazil Notas do Tesouro
Nacional Serie F, Notes	10.000%	1/1/27	12,258,000	BRL	3,261,400
Brazilian Government
International Bond, Senior
Notes	4.625%	1/13/28	7,060,000		7,769,601

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	11

Schedule of investments (cont'd)
February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazilian Government International Bond, Senior Notes	5.625%	1/7/41	3,180,000		$3,751,430
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	9,080,000		9,962,530
Total Brazil					99,180,744
China — 0.9%
China Government Bond, Senior Notes	3.390%	5/21/25	140,000,000	CNH	20,880,980	(d)
Colombia — 0.0%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	500,000		644,222
Ecuador — 0.1%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	4,670,000		3,305,695	(c)
Egypt — 0.1%
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	1,190,000		1,234,527	(c)
Indonesia — 2.1%
Indonesia Government International Bond, Senior Notes	3.750%	4/25/22	1,000,000		1,035,160	(d)
Indonesia Treasury Bond, Senior
Notes	7.000%	5/15/27	594,513,000,000	IDR	42,120,402
Indonesia Treasury Bond, Senior Notes 7.500%		6/15/35	100,987,000,000	IDR	7,126,631
Total Indonesia					50,282,193
Kenya — 0.3%
Kenya Government International Bond, Senior Notes	6.875%	6/24/24	4,260,000		4,560,245	(d)
Kenya Government International Bond, Senior Notes	7.250%	2/28/28	2,910,000		3,100,651	(c)
Total Kenya					7,660,896
Mexico — 10.6%
Mexican Bonos, Bonds	10.000%	12/5/24	352,420,000	MXN	20,379,054
Mexican Bonos, Bonds	8.000%	11/7/47	3,400,030,000	MXN	190,786,499

See Notes to Financial Statements.

12	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
Mexican Bonos, Senior Notes	8.500%	5/31/29	329,390,000	MXN	$18,734,548
Mexican Bonos, Senior Notes	7.750%	11/13/42	327,861,500	MXN	17,836,412
Mexico Government International Bond, Senior Notes	3.600%	1/30/25	3,310,000		3,550,339
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	3,380,000		3,923,960
Total Mexico					255,210,812
Nigeria — 0.2%
Nigeria Government International Bond, Senior
Notes	7.143%	2/23/30	4,970,000		4,942,829	(c)
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	6.550%	3/14/37	510,000		775,682
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	2,520,000		3,893,236
Total Peru					4,668,918
Russia — 4.8%
Russian Federal Bond — OFZ	7.000%	1/25/23	746,890,000	RUB	11,523,294
Russian Federal Bond — OFZ	7.000%	8/16/23	992,840,000	RUB	15,382,759
Russian Federal Bond — OFZ	7.750%	9/16/26	659,350,000	RUB	10,692,319
Russian Federal Bond — OFZ	8.150%	2/3/27	613,510,000	RUB	10,196,943
Russian Federal Bond — OFZ	7.050%	1/19/28	1,249,561,000	RUB	19,627,146
Russian Federal Bond — OFZ	6.900%	5/23/29	997,790,000	RUB	15,515,237
Russian Federal Bond — OFZ	7.650%	4/10/30	1,897,220,000	RUB	31,065,954
Russian Federal Bond — OFZ	7.250%	5/10/34	93,150,000	RUB	1,479,455
Total Russia					115,483,107
Total Sovereign Bonds (Cost — $618,651,242)					578,116,420
Collateralized Mortgage Obligations (e) — 23.3%
Acuity Funding Trust, 2020- CRE1A	3.645%	7/15/21	33,570,000		33,566,587	(a)(c)(f)
Alternative Loan Trust, 2007- OA8 1A1 (1 mo. USD LIBOR + 0.180%)	1.807%	6/25/47	4,906,172		4,390,167	(b)
BAMLL Re-REMIC Trust, 2016- GG10 AJA	5.817%	8/10/45	18,382,645		7,927,883	(b)(c)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	13

Schedule of investments (cont'd)
February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Banc of America Funding Corp., 2015-R3 1A2	2.129%	3/27/36	30,207,732	$25,232,096	(b)(c)
Banc of America Funding Trust, 2014-R2 2A2 (1 mo. USD LIBOR + 0.210%)	1.826%	5/26/37	10,586,904	9,427,276	(b)(c)
Banc of America Funding Trust, 2015-R2 9A2	2.202%	3/27/36	17,059,611	16,185,269	(b)(c)
Barclays Commercial Mortgage Trust, 2019-C5 A4	3.063%	11/15/52	25,110,000	27,427,266
BCAP LLC Trust, 2013-RR3 4A2 (1 mo. USD LIBOR + 0.160%)	1.821%	11/26/36	11,710,340	11,541,387	(b)(c)
BCAP LLC Trust, 2014-RR5 1A2 (1 mo. USD LIBOR + 0.225%)	2.111%	1/26/36	26,650,000	24,766,245	(b)(c)
Citigroup Commercial Mortgage Trust, 2019-C7-A4	3.102%	12/15/72	15,000,000	16,478,319
Commercial Mortgage Trust, 2014-CR20 B	4.239%	11/10/47	720,000	781,363	(b)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.622%	6/15/38	22,894	12,502	(b)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,787,474	883,186
CSMC Trust, 2014-11R 15A2	3.786%	1/27/36	4,236,684	4,217,047	(b)(c)
CSMC Trust, 2014-USA E	4.373%	9/15/37	530,000	518,920	(c)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.620%)	7.279%	7/15/32	16,100,000	16,220,657	(b)(c)
CSMC Trust, 2014-USA F	4.373%	9/15/37	1,100,000	1,052,270	(c)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS2, IO	8.133%	4/15/36	3,748,516	1,156,615	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	6.227%	12/25/42	2,610,000	2,813,310	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B1 (1 mo. USD LIBOR + 3.750%)	5.377%	4/25/43	25,400,000	26,570,628	(b)(c)

14	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage
Corp. (FHLMC) Structured
Agency Credit Risk Debt Notes,
2018-HRP1 B2 (1 mo. USD
LIBOR + 11.750%)	13.377%	4/25/43	17,715,527	$22,978,790	(b)(c)
Federal National Mortgage
Association (FNMA) — CAS,
2015-C03 2M2 (1 mo. USD
LIBOR + 5.000%)	6.627%	7/25/25	459,528	486,487	(b)(c)
Federal National Mortgage
Association (FNMA) — CAS,
2016-C04 1M2 (1 mo. USD
LIBOR + 4.250%)	5.877%	1/25/29	13,566,817	14,228,159	(b)(c)
Federal National Mortgage
Association (FNMA) — CAS,
2017-C03 1B1 (1 mo. USD
LIBOR + 4.850%)	6.477%	10/25/29	16,410,000	18,735,054	(b)(c)
GE Capital Commercial
Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	1,941,219	392,388	(b)
GMAC Commercial Mortgage
Securities Inc., 2006-C1 AJ	5.349%	11/10/45	45,728	39,376	(b)
Government National Mortgage
Association (GNMA), 2014-157
IO, IO	0.548%	5/16/55	9,933,581	328,275	(b)
GS Mortgage Securities Corp.,
2014-2R 3B (1 mo. USD LIBOR +
0.610%)	2.271%	11/26/37	15,882,574	14,662,824	(b)(c)
IMPAC Secured Assets Corp.,
2006-3 A7 (1 mo. USD LIBOR +
0.270%)	1.897%	11/25/36	20,365,113	16,412,316	(b)
JPMBB Commercial Mortgage
Securities Trust, 2014-C25 C	4.446%	11/15/47	3,940,000	4,156,782	(b)
JPMorgan Chase Commercial
Mortgage Securities Trust,
2006-LDP9 AMS	5.337%	5/15/47	4,856,623	4,836,788
JPMorgan Chase Commercial
Mortgage Securities Trust,
2007-CB19 AJ	5.941%	2/12/49	2,543,935	1,045,911	(b)
JPMorgan Chase Commercial
Mortgage Securities Trust,
2007-LD12 AJ	6.517%	2/15/51	18,283	17,454	(b)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	15

Schedule of investments (cont'd)
February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
JPMorgan Chase Commercial Mortgage Securities Trust,
2020-NNN FFX	4.625%	1/16/37	49,120,000	$51,937,162	(c)(g)
JPMorgan Chase Commercial
Mortgage Securities Trust,
2020-NNN GFX	4.688%	1/16/37	38,360,000	40,075,668	(b)(c)(g)
Lone Star Portfolio Trust, 2015-
LSMZ M (1 mo. USD LIBOR +
7.218%)	8.876%	9/15/20	1,491,868	1,489,272	(b)(c)
Lone Star Portfolio Trust, 2015-
LSP F (1 mo. USD LIBOR +
7.150%)	8.809%	9/15/28	6,382,105	6,426,843	(b)(c)
ML-CFC Commercial Mortgage
Trust, 2007-5 AJ	5.450%	8/12/48	1,656,864	1,025,601	(b)
ML-CFC Commercial Mortgage
Trust, 2007-5 AJFL	5.450%	8/12/48	724,073	448,201	(b)(c)
ML-CFC Commercial Mortgage
Trust, 2007-9 AJ	6.163%	9/12/49	342,243	142,636	(b)
Morgan Stanley Capital I Trust,
2006-IQ12 AJ	5.399%	12/15/43	117,370	82,358
Morgan Stanley Capital I Trust,
2007-IQ13 AJ	5.438%	3/15/44	66,496	66,473
MRCD Mortgage Trust, 2019-
PARK A	2.718%	12/15/36	7,980,000	8,333,873	(c)
Natixis Commercial Mortgage
Securities Trust, 2019-TRUE A
(1 mo. USD LIBOR + 2.011%)	3.669%	4/18/24	25,140,000	25,202,523	(b)(c)
PMT Credit Risk Transfer Trust,
2019-2R A (1 mo. USD LIBOR +
2.750%)	4.399%	5/27/23	37,462,774	37,789,176	(b)(c)
PMT Credit Risk Transfer Trust,
2019-3R A (1 mo. USD LIBOR +
2.700%)	4.313%	10/27/22	21,852,622	22,006,569	(b)(c)
Prime Mortgage Trust, 2006-
DR1 2A1	5.500%	5/25/35	1,407,102	1,364,375	(c)
RBSSP Resecuritization Trust,
2013-4 1A2 (1 mo. USD LIBOR +
1.500%)	3.161%	12/26/37	21,357,458	19,782,474	(b)(c)
Residential Accredit Loans Inc.,
2007-QS7 1A7 (1 mo. USD
LIBOR + 0.550%)	2.177%	5/25/37	8,058,804	5,976,643	(b)

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
TBW Mortgage-Backed Pass- Through Certificates, 2006-3
4A3, IO (-1.000 x 1 mo. USD LIBOR + 7.100%)	5.473%	7/25/36	19,158,496	$4,503,595	(b)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	980,000	1,066,188
WFRBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	1,270,000	1,377,433
WF-RBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000	1,692,556	(b)
Total Collateralized Mortgage Obligations (Cost — $533,639,408)				560,279,216

Senior Loans — 20.3%

Communication Services — 4.0%

Diversified Telecommunication Services — 0.8%

Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	3.353%	3/1/27	7,494,750	7,376,085	(b)(h)(i)
Virgin Media Bristol LLC, Term
Loan Facility N (1 mo. USD
LIBOR + 2.500%)	4.159%	1/31/28	11,844,101	11,734,543	(b)(h)(i)
Total Diversified Telecommunication Services				19,110,628
Entertainment — 0.4%
CEOC LLC, Term Loan B (1 mo.
USD LIBOR + 2.000%)	3.603%	10/7/24	10,636,934	10,583,749	(b)(h)(i)
Media — 2.7%
Charter Communications
Operating LLC, Term Loan B1 (1
mo. USD LIBOR + 1.750%)	3.360%	4/30/25	77,332	76,762	(b)(h)(i)
Charter Communications
Operating LLC, Term Loan B2 (1
mo. USD LIBOR + 1.750%)	3.360%	2/1/27	12,000,000	11,901,000	(b)(h)(i)(j)
Diamond Sports Group LLC,
Term Loan (1 mo. USD LIBOR +
3.250%)	4.880%	8/24/26	1,825,425	1,811,734	(b)(h)(i)
Entercom Media Corp., Term
Loan B2 (1 mo. USD LIBOR +
2.500%)	4.103%	11/18/24	3,138,476	3,118,861	(b)(f)(h)(i)
iHeartCommunications Inc.,
Term Loan (3 mo. USD LIBOR +
3.000%)	4.655%	5/1/26	4,345,143	4,312,554	(b)(h)(i)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	17

Schedule of investments (cont'd)
February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR +
2.750%)	4.405%	9/18/26	13,497,500	$13,446,884	(b)(h)(i)(j)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	5.346%	1/31/26	3,292,652	3,215,136	(b)(h)(i)
Terrier Media Buyer Inc., Term Loan (3 mo. USD LIBOR + 4.250%)	6.148%	12/17/26	12,120,000	12,036,675	(b)(h)(i)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	4.353%	3/15/24	12,202,565	11,790,729	(b)(h)(i)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	4.159%	4/30/28	2,248,000	2,205,007	(b)(h)(i)
Total Media				63,915,342

Wireless Telecommunication Services — 0.1%

Sprint Communications Inc., Initial Term Loan (1 mo. USD
LIBOR + 2.500%)	4.125%	2/2/24	2,132,412	2,120,418	(b)(h)(i)
Total Communication Services				95,730,137
Consumer Discretionary — 4.6%
Auto Components — 0.3%
Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	5.103%	4/30/26	7,850,325	7,752,196	(b)(h)(i)
Commercial Services & Supplies — 0.1%
Atlantic Aviation FBO Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	5.360%	12/6/25	1,415,700	1,412,161	(b)(h)(i)
Diversified Consumer Services — 0.5%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.912%	9/23/26	11,665,465	11,429,239	(b)(h)(i)
Hotels, Restaurants & Leisure — 3.5%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.353%	11/19/26	12,249,649	12,119,399	(b)(h)(i)

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Alterra Mountain Co., Initial Term Loan (1 mo. USD LIBOR + 2.750%)	4.353%	7/31/24	5,276,162	$5,239,888	(b)(h)(i)
Aramark Services Inc., Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.353%	3/11/25	9,970,738	9,920,884	(b)(h)(i)
Aramark Services Inc., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.353%	1/15/27	3,000,000	2,990,589	(b)(h)(i)
Boyd Gaming Corp., Refinancing Term Loan B (1 week USD LIBOR + 2.250%)	3.829%	9/15/23	139,231	137,926	(b)(h)(i)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	4.353%	12/23/24	4,776,648	4,630,960	(b)(h)(i)
Equinox Holdings Inc., First Lien Incremental Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.603%	3/8/24	5,400,000	5,324,400	(b)(h)(i)(j)
Four Seasons Hotels Ltd., Restated Term Loan (1 mo. USD LIBOR + 2.000%)	3.603%	11/30/23	4,464,580	4,423,283	(b)(h)(i)
Golden Nugget Inc., Term Loan B	4.103-4.139%	10/4/23	7,745,950	7,623,308	(b)(h)(i)(j)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	3.377%	6/22/26	11,687,300	11,570,427	(b)(h)(i)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	4.103%	5/29/26	4,268,388	4,261,721	(b)(h)(i)
Scientific Games International Inc., Initial Term Loan B5	4.353-4.369%	8/14/24	12,511,453	12,220,562	(b)(h)(i)(j)
Station Casinos LLC, Term Loan Facility B1 (1 mo. USD LIBOR + 2.250%)	3.860%	2/8/27	3,944,106	3,845,503	(b)(h)(i)(j)
Total Hotels, Restaurants & Leisure				84,308,850
Specialty Retail — 0.2%
Academy Ltd., Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.655%	7/1/22	2,137,403	1,725,953	(b)(h)(i)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	19

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Michaels Stores Inc., 2018 New Replacement Term Loan B	4.103-4.113%	1/30/23	1,951,642	$1,783,313	(b)(h)(i)
Party City Holdings Inc., 2018 Replacement Term Loan	4.100-4.110%	8/19/22	2,633,215	2,408,294	(b)(h)(i)
Total Specialty Retail				5,917,560
Total Consumer Discretionary				110,820,006
Financials — 2.2%
Capital Markets — 0.4%
Edelman Financial Center LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 3.250%)	4.879%	7/21/25	3,692,700	3,666,544	(b)(h)(i)
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (2 mo. USD LIBOR + 2.500%)	4.262%	2/1/27	2,754,880	2,727,331	(b)(f)(h)(i)
Focus Financial Partners LLC, Term Loan B3, Tranche B-3 (1 mo. USD LIBOR + 2.000%)	3.603%	7/3/24	4,290,383	4,267,143	(b)(h)(i)(j)
Total Capital Markets				10,661,018
Diversified Financial Services — 1.3%
Citadel Securities LP, Term Loan Facility B (1 mo. USD LIBOR + 2.750%)	4.353%	2/27/26	2,487,469	2,481,250	(b)(f)(h)(i)
Jane Street Group LLC, Term Loan	4.603-4.613%	1/31/25	5,269,975	5,243,625	(b)(f)(h)(i)
RPI 2019 Intermediate Finance Trust, Term Loan B1	—	2/5/27	8,410,000	8,404,744	(j)
Stars Group Holdings BV, USD Term Loan (3 mo. USD LIBOR + 3.500%)	5.445%	7/10/25	353,305	352,257	(b)(h)(i)
TKC Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	5.360%	2/1/23	2,649,329	2,529,004	(b)(h)(i)
UFC Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.250%)	4.860%	4/29/26	12,155,769	12,039,280	(b)(h)(i)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.500%)	5.171%	3/1/26	731,013	729,185	(b)(h)(i)
Total Diversified Financial Services				31,779,345

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.5%
Asurion LLC, Fourteenth Amendment Replacement Term Loan B4 (1 mo. USD LIBOR + 3.000%)	4.603%	8/4/22	6,318,821	$6,283,278	(b)(h)(i)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	4.603%	11/3/24	4,698,172	4,679,088	(b)(h)(i)
Total Insurance				10,962,366
Total Financials				53,402,729
Health Care — 4.3%
Health Care Providers & Services — 3.1%
Air Medical Group Holdings Inc., 2018 Term Loan (2 mo. USD LIBOR + 3.250%)	4.932%	4/28/22	1,793,645	1,716,294	(b)(h)(i)
Elanco Animal Health Inc., Term Loan B	—	2/4/27	11,850,000	11,761,125	(j)
Grifols Worldwide Operations USA Inc., Term Loan B	—	11/15/27	10,000,000	9,935,000	(j)
HCA Inc., Term Loan B12 (1 mo. USD LIBOR + 1.750%)	3.353%	3/13/25	1,233,603	1,233,346	(b)(h)(i)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.103%	8/18/22	7,806,120	7,754,077	(b)(h)(i)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	5.549%	11/17/25	11,161,310	11,133,407	(b)(h)(i)(j)
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. USD LIBOR + 2.750%)	4.695%	6/7/23	9,907,117	9,547,984	(b)(h)(i)
Option Care Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.103%	8/6/26	4,925,701	4,933,912	(b)(h)(i)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.921%	3/5/26	4,324,150	4,283,611	(b)(h)(i)(j)
Sotera Health Holdings LLC, First Lien Initial Term Loan (1 mo. USD LIBOR + 4.500%)	6.103%	12/11/26	12,454,000	12,407,297	(b)(h)(i)
Total Health Care Providers & Services				74,706,053

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	21

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Technology — 1.0%
AthenaHealth Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.158%	2/11/26	11,783,625	$11,724,707	(b)(h)(i)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.103%	3/1/24	12,060,856	11,927,680	(b)(h)(i)
Total Health Care Technology				23,652,387
Pharmaceuticals — 0.2%
Bausch Health Cos. Inc., Initial Term Loan (1 mo. USD LIBOR + 3.000%)	4.659%	6/2/25	4,862,345	4,844,112	(b)(h)(i)
Total Health Care				103,202,552
Industrials — 2.9%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.397%	1/15/25	6,597,428	6,538,876	(b)(h)(i)
Commercial Services & Supplies — 1.4%
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	5.853%	7/10/26	12,875,786	12,800,681	(b)(h)(i)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.103%	10/1/26	8,830,000	8,785,850	(b)(h)(i)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	6.390%	10/23/26	3,964,367	3,949,501	(b)(h)(i)
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.500%)	6.103%	8/27/25	7,000,000	6,978,125	(b)(h)(i)
Total Commercial Services & Supplies				32,514,157
Electrical Equipment — 0.1%
Brookfield WEC Holdings Inc., Refinancing Term Loan	—	8/1/25	2,000,000	1,972,500	(j)
Professional Services — 0.5%
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	3.353%	11/16/26	11,921,565	11,842,083	(b)(h)(i)

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.5%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	3.961%	12/30/26	12,890,000	$12,825,550	(b)(h)(i)(j)
Trading Companies & Distributors — 0.1%
BrightView Landscapes LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.125-4.188%	8/15/25	3,152,000	3,162,506	(b)(h)(i)
Total Industrials				68,855,672
Information Technology — 1.1%
IT Services — 0.2%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	5.353%	9/30/24	5,299,703	5,279,830	(b)(h)(i)
Software — 0.8%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.603%	10/16/26	10,450,000	10,420,615	(b)(h)(i)
Dell International LLC, Refinancing Term Loan B1 (1 mo. USD LIBOR + 2.000%)	3.610%	9/19/25	8,324,423	8,230,773	(b)(h)(i)
Total Software				18,651,388
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., New Term Loan B4 (3 mo. USD LIBOR + 1.750%)	3.353%	4/29/23	2,919,490	2,903,651	(b)(h)(i)
Total Information Technology				26,834,869
Materials — 0.8%
Containers & Packaging — 0.8%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	3.671%	10/1/22	4,801,998	4,747,975	(b)(h)(i)
Reynolds Consumer Products LLC, Initial Term Loan (3 mo. USD LIBOR + 1.750%)	3.501%	2/4/27	4,096,014	4,061,882	(b)(h)(i)(j)
Reynolds Group Holdings Inc., Incremental U.S. Term Loan (1 mo. USD LIBOR + 2.750%)	4.353%	2/6/23	10,258,276	10,194,162	(b)(h)(i)
Total Materials				19,004,019
Real Estate — 0.4%
Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties 1 LLC (1 mo. LIBOR + 1.750%)	3.379%	12/20/24	2,450,000	2,414,015	(b)(h)(i)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	23

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.3%
CityCenter Holdings LLC, Refinancing Term Loan (1 mo. USD LIBOR + 2.250%)	3.853%	4/18/24	7,204,753	$7,132,705	(b)(h)(i)
Total Real Estate				9,546,720
Total Senior Loans (Cost — $494,476,285)				487,396,704
Corporate Bonds & Notes — 12.5%
Communication Services — 1.9%
Diversified Telecommunication Services — 0.1%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,040,000	3,252,770	(c)
Entertainment — 0.2%
Netflix Inc., Senior Notes	5.375%	2/1/21	1,020,000	1,042,695
Netflix Inc., Senior Notes	5.875%	2/15/25	2,845,000	3,178,107
Total Entertainment				4,220,802
Media — 1.0%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	9,040,000	9,496,972	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	385,000	389,901
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	3,470,000	3,614,178	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	3,100,000	3,229,735	(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	640,000	678,668
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	100,000	112,604
DISH DBS Corp., Senior Notes	5.875%	11/15/24	4,660,000	4,789,618
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,110,000	1,194,815
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	880,000	907,623	(c)
Total Media				24,414,114

See Notes to Financial Statements.

24	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	$2,189,316
CSC Holdings LLC, Secured Notes	5.375%	7/15/23	400,000	410,594	(c)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	200,000	209,502	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	775,548
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,990,000	4,158,043
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	1,500,000	1,500,000	(c)
Sprint Corp., Senior Notes	7.875%	9/15/23	180,000	206,025
Sprint Corp., Senior Notes	7.625%	2/15/25	1,973,000	2,293,612
Sprint Corp., Senior Notes	7.250%	2/1/28	1,910,000	1,916,972	(c)
Total Wireless Telecommunication Services				13,659,612
Total Communication Services				45,547,298
Consumer Discretionary — 1.1%
Automobiles — 0.1%
Fiat Chrysler Automobiles NV, Senior Notes	4.500%	4/15/20	2,800,000	2,808,526
Diversified Consumer Services — 0.2%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	2,900,000	2,991,565	(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,370,000	1,675,301
Total Diversified Consumer Services				4,666,866
Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	970,000	972,944	(c)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	310,000	350,495
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	1,100,000	1,132,392
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	230,000	231,533

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	25

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	2,630,000	$2,694,041
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	3,540,000	3,165,999	(c)
Total Hotels, Restaurants & Leisure				8,547,404
Household Durables — 0.3%
Lennar Corp., Senior Notes	4.500%	4/30/24	1,510,000	1,606,889
Lennar Corp., Senior Notes	4.750%	5/30/25	160,000	173,234
Lennar Corp., Senior Notes	5.250%	6/1/26	606,000	669,538
Lennar Corp., Senior Notes	5.000%	6/15/27	500,000	560,269
Lennar Corp., Senior Notes	4.750%	11/29/27	3,000,000	3,346,800
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,850,000	1,945,580
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	126,000	126,154
Total Household Durables				8,428,464
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	450,000	471,188	(c)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,840,000	1,930,804	(c)
Total Textiles, Apparel & Luxury Goods				2,401,992
Total Consumer Discretionary				26,853,252
Consumer Staples — 0.5%
Beverages — 0.3%
Constellation Brands Inc., Senior Notes	3.750%	5/1/21	4,160,000	4,276,195
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	300,000	324,292
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,560,000	1,774,526
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,980,000	2,030,322	(c)
Total Beverages				8,405,335
Food Products — 0.2%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	3,176,000	3,267,827	(c)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	580,000	604,421	(c)
Total Food Products				3,872,248
Total Consumer Staples				12,277,583

See Notes to Financial Statements.

26	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 4.4%
Oil, Gas & Consumable Fuels — 4.4%
Antero Resources Corp., Senior Notes	5.375%	11/1/21	1,820,000	$1,525,488
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,070,000	1,896,161	(c)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	1,650,000	1,610,485
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	1,700,000	1,775,298
Energy Transfer Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	32,050
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	500,000	582,955	(c)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	2,850,000	3,758,435	(c)
Kinder Morgan Inc., Senior Notes	5.000%	2/15/21	10,000	10,264	(c)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	300,000	437,601
MPLX LP, Senior Notes	4.875%	12/1/24	1,780,000	1,975,879
MPLX LP, Senior Notes	4.875%	6/1/25	1,710,000	1,905,211
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	780,000	614,250
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	954,000	741,735
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	57,230,000	64,626,977
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,650,000	1,790,007
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	1,000,000	1,003,935
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	330,000	291,336
QEP Resources Inc., Senior Notes	6.875%	3/1/21	150,000	147,435
Range Resources Corp., Senior Notes	5.875%	7/1/22	211,000	180,339
Range Resources Corp., Senior Notes	5.000%	3/15/23	3,140,000	2,283,377

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	27

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,680,000	$1,066,296
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	1,463,128
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	1,320,000	1,302,556
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	700,000	722,382
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	840,000	862,554
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,630,000	1,705,387
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	830,000	897,437
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	1,320,000	761,970
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	410,000	185,525
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	230,000	251,239
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	152,000	204,578
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	5,800,000	6,879,561
WPX Energy Inc., Senior Notes	6.000%	1/15/22	60,000	61,819
WPX Energy Inc., Senior Notes	8.250%	8/1/23	320,000	357,733
WPX Energy Inc., Senior Notes	4.500%	1/15/30	1,370,000	1,309,651
Total Energy				105,221,034
Financials — 0.8%
Banks — 0.2%
CIT Group Inc., Senior Notes	5.000%	8/15/22	2,651,000	2,778,282
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	756,743
CIT Group Inc., Senior Notes	4.750%	2/16/24	1,950,000	2,074,313
Total Banks				5,609,338
Consumer Finance — 0.0%
Navient Corp., Senior Notes	8.000%	3/25/20	56,000	56,292

See Notes to Financial Statements.

28	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 0.5%
AerCap Ireland Capital DAC/ AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	2,780,000	$2,948,122
DAE Funding LLC, Senior Notes	5.750%	11/15/23	820,000	856,216	(c)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	3,270,000	3,481,933	(c)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,210,000	1,266,194	(c)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	2,840,000	3,125,747	(c)
Total Diversified Financial Services				11,678,212
Thrifts & Mortgage Finance — 0.1%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,000,000	2,053,330	(c)
Total Financials				19,397,172
Health Care — 2.5%
Health Care Providers & Services — 1.1%
Centene Corp., Senior Notes	4.750%	5/15/22	2,460,000	2,494,391
Centene Corp., Senior Notes	6.125%	2/15/24	2,630,000	2,712,056
Centene Corp., Senior Notes	4.750%	1/15/25	230,000	236,202	(c)
Centene Corp., Senior Notes	5.375%	6/1/26	850,000	894,370	(c)
Centene Corp., Senior Notes	3.375%	2/15/30	1,490,000	1,491,862	(c)
DaVita Inc., Senior Notes	5.000%	5/1/25	50,000	50,842
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	1,280,000	1,291,264	(c)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	5,070,000	5,630,731	(c)
HCA Inc., Senior Notes	5.375%	2/1/25	330,000	365,503
HCA Inc., Senior Notes	5.375%	9/1/26	2,030,000	2,254,772
HCA Inc., Senior Notes	5.625%	9/1/28	1,310,000	1,487,151
HCA Inc., Senior Notes	7.500%	11/15/95	10,000	12,434
HCA Inc., Senior Secured Notes	4.750%	5/1/23	1,750,000	1,895,083
HCA Inc., Senior Secured Notes	5.000%	3/15/24	890,000	989,960
HCA Inc., Senior Secured Notes	5.250%	4/15/25	670,000	761,905
HCA Inc., Senior Secured Notes	5.250%	6/15/26	90,000	102,980
HCA Inc., Senior Secured Notes	4.500%	2/15/27	90,000	99,677
HCA Inc., Senior Secured Notes	5.500%	6/15/47	2,740,000	3,259,225
Total Health Care Providers & Services				26,030,408

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	29

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.4%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	1,100,000	$1,231,087	(c)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	830,000	914,536	(c)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	1,590,000	1,774,376	(c)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	420,000	462,777	(c)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	130,000	134,117	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	17,007,000	16,917,713
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	480,000	461,750
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	220,000	219,050
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	3,750,000	3,644,700
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	940,000	876,940
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	5,360,000	5,649,896	(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	600,000	524,835
Total Pharmaceuticals				32,811,777
Total Health Care				58,842,185
Industrials — 0.3%
Air Freight & Logistics — 0.1%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,610,000	1,611,900	(c)
Airlines — 0.0%
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	33,338	36,965
Commercial Services & Supplies — 0.2%
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	1,805,000	1,864,412

See Notes to Financial Statements.

30	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	4,060,000	$4,174,289
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	105,385
Total Commercial Services & Supplies				6,144,086
Total Industrials				7,792,951
Information Technology — 0.1%
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	3,000,000	3,142,500	(c)
Materials — 0.8%
Chemicals — 0.0%
OCP SA, Senior Notes	4.500%	10/22/25	1,180,000	1,278,138	(c)
Containers & Packaging — 0.2%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	910,000	950,950	(c)
Ball Corp., Senior Notes	4.000%	11/15/23	310,000	319,312
Graphic Packaging International LLC, Senior Notes	4.875%	11/15/22	960,000	1,003,500
Pactiv LLC, Senior Notes	8.375%	4/15/27	270,000	312,619
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	1,290,000	1,305,590	(c)
Total Containers & Packaging				3,891,971
Metals & Mining — 0.5%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,588,000	1,631,686	(c)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,990,000	2,108,106	(c)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	350,000	359,852	(c)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	268,000	270,862
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	5,430,000	5,281,218
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	583,219

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	31

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	240,000	$272,171
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,368,000	1,806,752
Total Metals & Mining				12,313,866
Paper & Forest Products — 0.1%
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	2,560,000	2,529,062
Total Materials				20,013,037
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	250,000	228,631
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	1,225,000	1,259,113
Total Real Estate				1,487,744
Total Corporate Bonds & Notes (Cost — $279,051,210)				300,574,756
Asset-Backed Securities—4.0%
Bravo Mortgage Asset Trust, 2006-1A M1 (1 mo. USD LIBOR + 0.400%)	2.027%	7/25/36	29,550,000	27,584,038	(b)(c)
CIT Mortgage Loan Trust, 2007-1 1M1 (1 mo. USD LIBOR + 1.500%)	3.127%	10/25/37	8,350,000	8,342,364	(b)(c)
Fremont Home Loan Trust, 2006-B 1A (1 mo. USD LIBOR + 0.150%)	1.777%	8/25/36	16,772,210	8,121,835	(b)
GSAMP Trust, 2005-SEA1 M2 (1 mo. USD LIBOR + 0.900%)	2.527%	1/25/35	4,725,750	4,580,737	(b)(c)
JPMorgan Mortgage Acquisition Trust, 2007-CH4 M2 (1 mo. USD LIBOR + 0.240%)	1.867%	5/25/37	25,250,000	21,642,808	(b)
KKR Financial CLO Ltd., 2017-A (3 mo. USD LIBOR + 1.340%)	3.171%	4/15/29	2,000,000	2,000,600	(b)(c)
PFCA Home Equity Investment Trust, 2003-IFC5 A	4.198%	1/22/35	14,404,267	14,665,192	(b)(c)
Residential Asset Mortgage Products Inc., 2006-RZ3 M1 (1 mo. USD LIBOR + 0.350%)	1.977%	8/25/36	8,810,000	8,608,803
Total Asset-Backed Securities (Cost — $94,315,728)				95,546,377

See Notes to Financial Statements.

32	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 3.8%
U.S. Government Obligations — 3.8%
U.S. Treasury Bonds	3.750%	11/15/43	4,420,000	$6,257,840
U.S. Treasury Bonds	2.750%	8/15/47	51,390,000	63,531,891
U.S. Treasury Notes	2.625%	7/31/20	3,550,000	3,570,116
U.S. Treasury Notes	1.875%	4/30/22	30,000	30,633
U.S. Treasury Notes	1.750%	7/31/24	4,520,000	4,683,762
U.S. Treasury Notes	1.500%	9/30/24	1,380,000	1,416,225
U.S. Treasury Notes	1.500%	10/31/24	190,000	195,065
U.S. Treasury Notes	2.250%	11/15/25	760,000	813,631
U.S. Treasury Strip Principal	0.000%	5/15/49	17,820,000	10,878,354
Total U.S. Government & Agency Obligations (Cost — $74,260,340)				91,377,517

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.2%
Exchange-Traded Purchased Options — 0.1%
Australian Dollar Futures, Call @ $67.50	4/3/20	45	45,000	5,850
Euro Futures, Call @ $1.10	3/6/20	45	5,625,000	39,938
Euro Futures, Call @ $1.12	3/6/20	137	17,125,000	18,838
Euro Futures, Call @ $1.13	3/6/20	46	5,750,000	4,025
Euro Futures, Call @ $1.10	4/3/20	45	5,625,000	81,563
Euro Futures, Call @ $1.11	4/3/20	45	5,625,000	50,625
Euro-Bund Futures, Call @ 179.50EUR	3/27/20	5,522	552,200,000	609,601
U.S. Treasury 2-Year Notes Futures, Put @ $106.50	5/22/20	1,146	2,292,000	17,907
U.S. Treasury 5-Year Notes Futures, Put @ $114.75	5/22/20	8,562	8,562,000	200,676
U.S. Treasury 10-Year Notes Futures, Call @ $137.00	3/27/20	300	300,000	135,938
U.S. Treasury 10-Year Notes Futures, Call @ $144.00	5/22/20	5,396	5,396,000	674,500
U.S. Treasury Long-Term Bonds Futures, Put @ $141.00	5/22/20	1,617	1,617,000	50,531
Total Exchange-Traded Purchased Options (Cost — $725,140)				1,889,992

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	33

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

		Expiration		Notional
Security	Counterparty	Date	Contracts	Amount	Value
OTC Purchased Options — 0.1%
U.S. Dollar/ Brazilian Real,	BNP Paribas
Put @ 4.14BRL	SA	4/20/20	107,850,000	107,850,000	$55,391
U.S. Dollar/ Brazilian Real,	JPMorgan
Put @ 4.13BRL	Chase & Co.	4/22/20	36,470,000	36,470,000	18,847
U.S. Dollar/ Euro, Call @ $1.09	Citibank N.A.	4/15/20	380,180,000	380,180,000	1,353,932
U.S. Dollar/ Euro, Call @ $1.08	Citibank N.A.	4/24/20	153,430,000	153,430,000	461,976
U.S. Dollar/ Euro, Call @ $1.11	Goldman Sachs Group Inc.	4/27/20	76,000,000	76,000,000	801,816
Total OTC Purchased Options (Cost — $6,526,804)					2,691,962
Total Purchased Options (Cost — $7,251,944)					4,581,954
Total Investments before Short-Term Investments (Cost — $2,101,646,157)					2,117,872,944

	Rate	Maturity	Face
		Date	Amount
Short-Term Investments — 13.6%
U.S. Government Agencies — 12.6%
Federal Home Loan Bank
(FHLB), Discount Notes	1.458%	4/8/20	104,440,000	104,278,988	(k)
Federal Home Loan Bank
(FHLB), Discount Notes	1.471%	4/15/20	150,000,000	149,725,000	(k)
Federal Home Loan Bank
(FHLB), Discount Notes	1.474%	4/17/20	50,000,000	49,904,167	(k)
Total U.S. Government Agencies (Cost — $303,880,329)				303,908,155

			Shares
Overnight Deposits — 1.0%
BNY Mellon Cash Reserve Fund
(Cost — $22,878,448)	0.250%		22,878,448	22,878,448
Total Short-Term Investments (Cost — $326,758,777)				326,786,603
Total Investments — 101.7% (Cost — $2,428,404,934)				2,444,659,547
Liabilities in Excess of Other Assets — (1.7)%				(40,783,780)
Total Net Assets — 100.0%				$2,403,875,767

See Notes to Financial Statements.

34	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of February 29, 2020. The interest rate for fully unfunded term loans is to be determined.

(k)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

ARS	—	Argentine Peso
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
CNH	—	Chinese Offshore Yuan
EUR	—	Euro
IDR	—	Indonesian Rupiah
IO	—	Interest Only
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
Re-REMIC	—	Resecuritization of Real Estate Mortgage Investment Conduit
RUB	—	Russian Ruble
USD	—	United States Dollar

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	35

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

At February 29, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date		Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	2,717	6	/20	$664,074,468	$672,219,762	$8,145,294
90-Day Eurodollar	4,017	12	/20	989,246,146	995,161,537	5,915,391
90-Day Eurodollar	1,553	3	/21	380,016,562	385,163,413	5,146,851
Australian Dollar	1,780	3	/20	121,462,424	116,127,200	(5,335,224)
British Pound	622	3	/20	51,316,908	49,752,225	(1,564,683)
Canadian Dollar	373	3	/20	28,241,896	27,831,395	(410,501)
Euro	827	3	/20	114,610,008	114,120,831	(489,177)
Euro-Bobl	249	3	/20	36,867,711	37,290,702	422,991
Euro-BTP	1,740	3	/20	273,252,561	279,986,448	6,733,887
Japanese Yen	154	3	/20	17,816,518	17,867,850	51,332
Mexican Peso	2,364	3	/20	60,812,775	59,738,280	(1,074,495)
Russian Ruble	799	3	/20	30,993,610	29,762,750	(1,230,860)
U.S. Treasury 2-Year Notes	1,146	6	/20	248,430,612	250,204,033	1,773,421
U.S. Treasury 5-Year Notes	8,562	6	/20	1,035,201,234	1,050,985,500	15,784,266
U.S. Treasury Long-Term Bonds	1,617	6	/20	268,474,848	275,294,250	6,819,402
U.S. Treasury Ultra Long-Term Bonds	2,525	6	/20	494,004,790	523,937,500	29,932,710
						70,620,605
Contracts to Sell:
3-Month EURIBOR	916	3	/20	253,802,136	253,954,811	(152,675)
Australian Dollar	23	6	/20	1,552,442	1,502,820	49,622
Euro	39	6	/20	5,372,315	5,408,325	(36,010)
Euro-Bund	5,522	6	/20	1,055,760,986	1,064,912,319	(9,151,333)
Euro-Buxl	177	3	/20	39,712,689	42,944,825	(3,232,136)
Euro-Buxl	186	6	/20	43,496,863	44,795,818	(1,298,955)
Euro-OAT	275	3	/20	49,812,674	51,218,036	(1,405,362)
Japanese 10-Year Bonds	93	3	/20	131,263,635	132,843,594	(1,579,959)
U.S. Treasury 10-Year Notes	5,696	6	/20	752,237,912	767,536,000	(15,298,088)
United Kingdom Long Gilt Bonds	2,268	6	/20	389,991,938	393,731,854	(3,739,916)
						(35,844,812)
Net unrealized appreciation on open futures contracts						$34,775,793

See Notes to Financial Statements.

36	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

At February 29, 2020, the Fund had the following open forward foreign currency contracts:

	Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	1,292,892,733,489	USD	91,890,031	Barclays Bank PLC	4/17/20	$(3,460,495)
INR	6,464,659,626	USD	88,816,740	Barclays Bank PLC	4/17/20	(27,250)
EUR	5,900,000	USD	6,567,290	BNP Paribas SA	4/17/20	(34,114)
USD	29,921,282	CNH	208,300,000	BNP Paribas SA	4/17/20	114,017
USD	3,106,796	EUR	2,800,000	BNP Paribas SA	4/17/20	6,306
USD	3,113,572	EUR	2,800,000	BNP Paribas SA	4/17/20	13,082
USD	3,345,705	EUR	3,000,000	BNP Paribas SA	4/17/20	23,751
USD	4,364,308	EUR	4,000,000	BNP Paribas SA	4/17/20	(64,964)
USD	99,405,277	EUR	89,050,000	BNP Paribas SA	4/17/20	798,614
USD	201,978,100	EUR	180,913,200	BNP Paribas SA	4/17/20	1,649,667
USD	3,264,875	GBP	2,500,000	BNP Paribas SA	4/17/20	55,224
ZAR	284,980,000	USD	19,737,507	BNP Paribas SA	4/17/20	(1,605,602)
BRL	479,500,000	USD	117,265,835	Citibank N.A.	4/17/20	(10,324,101)
BRL	541,003,308	USD	131,968,120	Citibank N.A.	4/17/20	(11,309,451)
CAD	73,010,000	USD	56,318,363	Citibank N.A.	4/17/20	(1,924,831)
CAD	154,229,947	USD	118,477,565	Citibank N.A.	4/17/20	(3,573,967)
CAD	244,600,000	USD	188,679,245	Citibank N.A.	4/17/20	(6,448,618)
EUR	3,763,403	USD	4,095,757	Citibank N.A.	4/17/20	71,527
EUR	5,000,000	USD	5,578,094	Citibank N.A.	4/17/20	(41,504)
EUR	39,602,000	USD	44,001,097	Citibank N.A.	4/17/20	(149,092)
EUR	99,995,466	USD	112,204,912	Citibank N.A.	4/17/20	(1,478,138)
GBP	79,248,586	USD	104,056,484	Citibank N.A.	4/17/20	(2,312,355)
MXN	200,000,000	USD	10,636,487	Citibank N.A.	4/17/20	(556,345)
USD	5,153,136	AUD	7,410,000	Citibank N.A.	4/17/20	320,805
USD	1,167,852	COP	3,841,181,900	Citibank N.A.	4/17/20	79,396
USD	4,297,898	EUR	3,900,000	Citibank N.A.	4/17/20	(20,643)
USD	5,527,950	EUR	5,000,000	Citibank N.A.	4/17/20	(8,640)
USD	12,472,794	EUR	11,151,747	Citibank N.A.	4/17/20	124,264
MXN	1,607,548,677	USD	84,209,823	Goldman Sachs Group Inc.	4/17/20	(3,188,228)
RUB	1,022,671,009	USD	16,515,471	Goldman Sachs Group Inc.	4/17/20	(1,365,528)
USD	49,984,827	EUR	44,738,760	Goldman Sachs Group Inc.	4/17/20	444,795
USD	2,582,160	GBP	2,000,000	Goldman Sachs Group Inc.	4/17/20	14,439
USD	3,386,682	GBP 2,600,000		Goldman Sachs Group Inc.	4/17/20	48,645
USD	23,134,278	JPY 2,493,967,667		Goldman Sachs Group Inc.	4/17/20	(51,682)
EUR	3,000,000	USD 3,247,947		JPMorgan Chase & Co.	4/17/20	74,007
TWD	20,237,600	USD 679,228		JPMorgan Chase & Co.	4/17/20	(9,604)
USD	51,983,296	AUD 75,490,185		JPMorgan Chase & Co.	4/17/20	2,753,398
USD	71,520,724	CNY 497,820,000		JPMorgan Chase & Co.	4/17/20	360,393

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	37

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

	Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,351,110	EUR	4,000,000	JPMorgan Chase & Co.	4/17/20	$(78,162)
USD	5,215,237	EUR	4,700,000	JPMorgan Chase & Co.	4/17/20	10,843
USD	70,931,926	PHP	3,638,595,000	JPMorgan Chase & Co.	4/17/20	(231,160)
USD	12,509,314	BRL	52,718,000	BNP Paribas SA	4/23/20	754,104
USD	25,305,982	BRL	106,647,000	BNP Paribas SA	4/23/20	1,525,531
USD	13,157,895	BRL	55,375,000	JPMorgan Chase & Co.	4/24/20	810,633
EUR	72,625,000	USD	80,548,388	Citibank N.A.	4/28/20	(79,888)
Total						$(38,290,921)

Abbreviations used in this table:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CNH	—	Chinese Offshore Yuan
CNY	—	Chinese Yuan Renminbi
COP	—	Colombian Peso
EUR	—	Euro
GBP	—	British Pound
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
JPY	—	Japanese Yen
MXN	—	Mexican Peso
PHP	—	Philippine Peso
RUB	—	Russian Ruble
TWD	—	Taiwan Dollar
USD	—	United States Dollar
ZAR	—	South African Rand

At February 29, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			28-Day MXN TIIE-Banxico every 28	7.450%
1,482,510,000	MXN	7/18/29	days	every 28 days	$587,208	$3,302,603
			28-Day MXN TIIE-Banxico every 28	7.440%
1,560,270,000	MXN	7/20/29	days	every 28 days	748,356	3,288,595

See Notes to Financial Statements.

38	Western Asset SMASh Series EC Fund 2020 Annual Report

Western Asset SMASh Series EC Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)

Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
27,390,000		11/15/43	2.950% semi-annually	3-Month LIBOR quarterly	$(335,824)	$(9,275,909)
			1.498%	6-Month EURIBOR
9,153,500	EUR	8/23/47	annually	semi-annually	(10,388)	(3,810,007)
Total					$989,352	$(6,494,718)

OTC INTEREST RATE SWAPS

Swap Counterparty	Notional Amount*		Termination Date	Made by the Fund†	Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co.	448,516,000	BRL	1/4/27	BRL-CDI**	7.044	%**	—	$3,723,551

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION1

Reference Entity	National Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.33 Index	$11,162,250	12/20/24	5.000% quarterly	$603,509	$769,857	$(166,348)
Markit CDX.NA.IG.33 Index	26,977,000	12/20/24	1.000% quarterly	419,088	560,947	(141,859)
Total	$38,139,250			$1,022,597	$1,330,804	$(308,207)
[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	39

Schedule of investments (cont’d)

February 29, 2020

Western Asset SMASh Series EC Fund

Abbreviations used in this table:
BRL	—	Brazilian Real
BRL-CDI	—	Brazil Cetip InterBank Deposit Rate
EUR	—	Euro
EURIBOR	—	Euro Interbank Offered Rate
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso

See Notes to Financial Statements.

40	Western Asset SMASh Series EC Fund 2020 Annual Report

Statement of assets and liabilities

February 29, 2020

Assets:
Investments, at value (Cost — $2,428,404,934)	$2,444,659,547
Foreign currency, at value (Cost — $29,115,054)	27,723,342
Deposits with brokers for open futures contracts and exchange-traded options	23,927,189
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost—$20,606,174)	20,907,626
Deposits with brokers for OTC derivatives	19,570,000
Interest receivable	14,142,302
Receivable for Fund shares sold	10,558,072
Unrealized appreciation on forward foreign currency contracts	10,053,441
Deposits with brokers for centrally cleared swap contracts	9,153,479
Receivable from broker — variation margin on open futures contracts	8,318,181
Receivable from broker — variation margin on centrally cleared swap contracts	3,835,828
OTC swaps, at value (premiums paid — $0)	3,723,551
Receivable for securities sold	3,181,122
Receivable from investment manager	47,600
Prepaid expenses	62,854
Total Assets	2,599,864,134
Liabilities:
Payable for securities purchased	139,096,330
Unrealized depreciation on forward foreign currency contracts	48,344,362
Foreign currency collateral received for centrally cleared swap contracts, at value (Cost—$6,029,960)	5,576,605
Payable for Fund shares repurchased	2,813,329
Trustees’ fees payable	9,187
Accrued expenses	148,554
Total Liabilities	195,988,367
Total Net Assets	$2,403,875,767
Net Assets:
Par value (Note 5)	$2,592
Paid-in capital in excess of par value	2,412,624,425
Total distributable earnings (loss)	(8,751,250)
Total Net Assets	$2,403,875,767
Shares Outstanding	259,200,068
Net Asset Value	$9.27

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	41

Statement of operations

For the Year Ended February 29, 2020

Investment Income:

Interest	$104,579,997
Dividends	34,768
Less: Foreign taxes withheld	(417,684)
Total Investment Income	104,197,081
Expenses:
Custody fees	211,684
Fund accounting fees	132,733
Registration fees	93,035
Legal fees	71,869
Trustees’ fees	66,191
Transfer agent fees	47,003
Audit and tax fees	46,758
Interest expense	28,395
Insurance	25,243
Shareholder reports	23,607
Commitment fees (Note 6)	23,567
Miscellaneous expenses	32,446
Total Expenses	802,531
Less: Fee waivers and/or expense reimbursements (Note 2)	(802,531)
Net Expenses	—
Net Investment Income	104,197,081
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(20,830,270)
Futures contracts	74,712,546
Written options	5,432,315
Swap contracts	10,194,670
Forward foreign currency contracts	42,678,478
Foreign currency transactions	3,171,434
Net Realized Gain	115,359,173
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	61,181,007
Futures contracts	28,698,150
Written options	(969,927)
Swap contracts	(4,584,990)

See Notes to Financial Statements.

42	Western Asset SMASh Series EC Fund 2020 Annual Report

Forward foreign currency contracts	(45,421,251)
Foreign currencies	(2,046,659)
Change in Net Unrealized Appreciation (Depreciation)	36,856,330
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	152,215,503
Increase in Net Assets From Operations	$256,412,584

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	43

Statements of changes in net assets

For the Year Ended February 29, 2020
and the Year Ended February 28, 2019	2020	2019
Operations:
Net investment income	$104,197,081	$89,528,730
Net realized gain (loss)	115,359,173	(44,692,997)
Change in net unrealized appreciation (depreciation)	36,856,330	(19,636,265)
Increase in Net Assets From Operations	256,412,584	25,199,468
Distributions to Shareholders From (Note 1) :
Total distributable earnings	(182,243,635)	(79,543,999)
Decrease in Net Assets From Distributions to Shareholders	(182,243,635)	(79,543,999)
Fund Share Transactions (Note 5):
Net proceeds from sale of shares	831,876,356	653,949,117
Cost of shares repurchased	(346,683,686)	(489,904,681)
Increase in Net Assets From Fund Share Transactions	485,192,670	164,044,436
Increase in Net Assets	559,361,619	109,699,905
Net Assets:
Beginning of year	1,844,514,148	1,734,814,243
End of year	$2,403,875,767	$1,844,514,148

See Notes to Financial Statements.

44	Western Asset SMASh Series EC Fund 2020 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:

	2020[1,2]	2019[1]	2018[1]	2017[1,3]	2016[1,4]	2015[1,4]
Net asset value, beginning of year	$8.91	$9.18	$9.20	$9.42	$9.14	$9.59
Income (loss) from operations: Net investment income	0.45	0.44	0.45	0.15	0.47	0.46
Net realized and unrealized gain (loss)	0.69	(0.31)	0.23	(0.04)	0.31	(0.28)
Total income from operations	1.14	0.13	0.68	0.11	0.78	0.18
Less distributions from: Net investment income	(0.64)	(0.40)	(0.70)	(0.19)	(0.46)	(0.56)
Net realized gains	(0.14)	—	—	(0.14)	(0.04)	(0.07)
Total distributions	(0.78)	(0.40)	(0.70)	(0.33)	(0.50)	(0.63)
Net asset value, end of year	$9.27	$8.91	$9.18	$9.20	$9.42	$9.14
Total return[5]	13.16%	1.44%	7.49%	1.19%	8.88%	1.99%
Net assets, end of year (millions)	$2,404	$1,845	$1,735	$1,083	$995	$585
Ratios to average net assets: Gross expenses[6]	0.04%	0.04%	0.04%	0.04%[7]	0.05%	0.05%
Net expenses[8,9]	0.00	0.00	0.00	0.007	0.00	0.00
Net investment income	4.88	5.09	4.80	5.007	5.17	4.94
Portfolio turnover rate	31%	37%	26%	13%	36%	59%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the year ended February 29.
[3]	For the period November 1, 2016 through February 28, 2017.
[4]	For the year ended October 31.
[5]	Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[6]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.
[7]	Annualized.
[8]	The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.
[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2020 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a)   Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a

46	Western Asset SMASh Series EC Fund 2020 Annual Report

security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series EC Fund 2020 Annual Report	47

Notes to financial statements (cont'd)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$578,116,420	—	$578,116,420
Collateralized Mortgage Obligations	—	526,712,629	$33,566,587	560,279,216
Senior Loans:
Communication Services	—	92,611,276	3,118,861	95,730,137
Financials	—	42,950,523	10,452,206	53,402,729
Other Senior Loans	—	338,263,838	—	338,263,838
Corporate Bonds & Notes	—	300,574,756	—	300,574,756
Asset-Backed Securities	—	95,546,377	—	95,546,377
U.S. Government & Agency
Obligations	—	91,377,517	—	91,377,517
Purchased Options:
Exchange-Traded
Purchased Options	$1,889,992	—	—	1,889,992
OTC Purchased Options	—	2,691,962	—	2,691,962
Total Long-Term Investments	1,889,992	2,068,845,298	47,137,654	2,117,872,944
Short-Term Investments†:
U.S. Government Agencies	—	303,908,155	—	303,908,155
Overnight Deposits	—	22,878,448	—	22,878,448
Total Short-Term Investments	—	326,786,603	—	326,786,603
Total Investments	$1,889,992	$2,395,631,901	$47,137,654	$2,444,659,547

48	Western Asset SMASh Series EC Fund 2020 Annual Report

ASSETS (cont’d)
			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Futures Contracts	$80,775,167	—	—	$80,775,167
Forward Foreign Currency Contracts	—	$10,053,441	—	10,053,441
Centrally Cleared Interest Rate Swaps	—	6,591,198	—	6,591,198
OTC Interest Rate Swaps	—	3,723,551	—	3,723,551
Total Other Financial Instruments	$80,775,167	$20,368,190	—	$101,143,357
Total	$82,665,159	$2,416,000,091	$47,137,654	$2,545,802,904

LIABILITIES
			Significant
		Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments:
Futures Contracts	$45,999,374	—	—	$45,999,374
Forward Foreign Currency Contracts	—	$48,344,362	—	48,344,362
Centrally Cleared Interest Rate Swaps	—	13,085,916	—	13,085,916
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	308,207	—	308,207
Total	$45,999,374	$61,738,485	—	$107,737,859

† See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in
	as of	Accrued	Realized	unrealized
Investments in	February 28,	premiums/	gain	appreciation
Securities	2019	discounts	(loss)[1]	(depreciation)[2]	Purchases
Collateralized Mortgage Obligations	—	$212	—	$(212)	$33,566,587
Senior Loans:
Communication Services	$8,488,864	763	$(25,675)	14,560	3,136,747
Consumer Discretionary	1,442,477	1,617	133	(17,766)	—
Financials	—	154	—	(43,790)	10,495,842
Total	$9,931,341	$2,746	$(25,542)	$(47,208)	$47,199,176

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Notes to financial statements (cont’d)

					Net change
					in unrealized
					appreciation
					(depreciation)
					for
					investments
				Balance	in securities
		Transfers	Transfers	as of	still held at
Investments in		into	out of	February 29,	February 29,
Securities (cont’d)	Sales	Level 3	Level 3[3]	2020	2020[2]
Collateralized Mortgage Obligations	—	—	—	$33,566,587	$(212)
Senior Loans:
Communication Services	$(6,375,980)	—	$(2,120,418)	3,118,861	(17,959)
Consumer Discretionary	(14,300)	—	(1,412,161)	—	—
Financials	—	—	—	10,452,206	(43,790)
Total	$(6,390,280)	—	$(3,532,579)	$47,137,654	$(61,961)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]	This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b)   Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c)   Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis

50	Western Asset SMASh Series EC Fund 2020 Annual Report

in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d)   Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e)   Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

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Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g)    Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap

52	Western Asset SMASh Series EC Fund 2020 Annual Report

contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 29, 2020, the total notional value of all credit default swaps to sell protection was $38,139,250. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 29, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Western Asset SMASh Series EC Fund 2020 Annual Report	53

Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

54	Western Asset SMASh Series EC Fund 2020 Annual Report

Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h)   Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 29, 2020, the Fund had sufficient cash and/or securities to cover these commitments.

(j)   Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k)    Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and

Western Asset SMASh Series EC Fund 2020 Annual Report	55

Notes to financial statements (cont’d)

delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l)  Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m)      Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations

56	Western Asset SMASh Series EC Fund 2020 Annual Report

reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o)   Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral

Western Asset SMASh Series EC Fund 2020 Annual Report	57

Notes to financial statements (cont’d)

posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 29, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $48,344,362. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 29, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $19,570,000, which could be used to reduce the required payment.

At February 29, 2020, the Fund held non-cash collateral from Barclays Bank PLC, BNP Paribas SA and JPMorgan Chase Bank & Co. in the amounts of $886,763, $2,382,520 and $4,834,097, respectively. These amounts could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(p)   Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

58	Western Asset SMASh Series EC Fund 2020 Annual Report

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset SMASh Series EC Fund 2020 Annual Report	59

Notes to financial statements (cont’d)

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended February 29, 2020, fees waived and/or expenses reimbursed amounted to $802,531.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations
Purchases	$1,086,294,369	$65,005,336
Sales	432,498,445	88,835,470

At February 29, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$2,437,416,242	$90,758,348	$(83,515,043)	$7,243,305
Swap contracts	2,320,156	10,314,749	(13,394,123)	(3,079,374)
Futures contracts	—	80,775,167	(45,999,374)	34,775,793
Forward foreign currency contracts	—	10,053,441	(48,344,362)	(38,290,921)

60	Western Asset SMASh Series EC Fund 2020 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2020.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$1,689,153	$2,892,801	$4,581,954
Futures contracts[3]	80,674,213	100,954	80,775,167
OTC swap contracts[4]	3,723,551	—	3,723,551
Centrally cleared swap contracts[5]	6,591,198	—	6,591,198
Forward foreign currency contracts	—	10,053,441	10,053,441
Total	$92,678,115	$13,047,196	$105,725,311

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$35,858,424	$10,140,950	—	$45,999,374
Centrally cleared swap contracts[5]	13,085,916	—	$308,207	13,394,123
Forward foreign currency contracts	—	48,344,362	—	48,344,362
Total	$48,944,340	$58,485,312	$308,207	$107,737,859

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]	Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset SMASh Series EC Fund 2020 Annual Report	61

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(4,695,630)	$(8,775,303)	—	$(13,470,933)
Written options	2,611,059	2,821,256	—	5,432,315
Futures contracts	78,057,479	(3,344,933)	—	74,712,546
Swap contracts	(556,594)	—	$10,751,264	10,194,670
Forward foreign currency contracts	—	42,678,478	—	42,678,478
Total	$75,416,314	$33,379,498	$10,751,264	$119,547,076

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$1,068,913	$(855,681)	—	$213,232
Written options	13,436	(983,363)	—	(969,927)
Futures contracts	40,771,662	(12,073,512)	—	28,698,150
Swap contracts	(147,052)	—	$(4,437,938)	(4,584,990)
Forward foreign currency contracts	—	(45,421,251)	—	(45,421,251)
Total	$41,706,959	$(59,333,807)	$(4,437,938)	$(22,064,786)

1	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended February 29, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$6,203,880
Written options†	392,557
Futures contracts (to buy)	4,239,745,802
Futures contracts (to sell)	2,181,210,061
Forward foreign currency contracts (to buy)	1,339,693,587
Forward foreign currency contracts (to sell)	739,606,078

62	Western Asset SMASh Series EC Fund 2020 Annual Report

Average Notional
Balance
Interest rate swap contracts	$1,069,640,975
Credit default swap contracts (to buy protection)†	52,419,077
Credit default swap contracts (to sell protection)	151,939,177

† At February 29, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 29, 2020.

		Gross	Net Assets
	Gross Assets	Liabilities	(Liabilities)
	Subject to	Subject to	Subject to	Collateral
	Master	Master	Master	Pledged	Net
Counterparty	Agreements1	Agreements1	Agreements	(Received)[2,3]	Amount[4,5]
Barclays Bank PLC	—	$(3,487,745)	$(3,487,745)	—	$(3,487,745)
BNP Paribas SA	$4,995,687	(1,704,680)	3,291,007	$(2,382,520)	908,487
Citibank N.A.	2,411,900	(38,227,573)	(35,815,673)	19,340,000	(16,475,673)
Goldman Sachs Group Inc.	1,309,695	(4,605,438)	(3,295,743)	230,000	(3,065,743)
JPMorgan Chase & Co.	7,751,672	(318,926)	7,432,746	(4,834,097)	2,598,649
Total	$16,468,954	$(48,344,362)	$(31,875,408)	$12,353,383	$(19,522,025)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 29, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
Shares sold	89,350,837	74,565,904
Shares repurchased	(37,232,519)	(56,511,941)
Net increase	52,118,318	18,053,963

6. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the

Western Asset SMASh Series EC Fund 2020 Annual Report	63

Notes to financial statements (cont’d)

“Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended February 29, 2020, the Fund incurred a commitment fee in the amount of $23,567. The Fund did not utilize the Redemption Facility during the year ended February 29, 2020.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$174,990,303	$79,543,999
Net long-term capital gains	7,253,332	—
Total distributions paid	$182,243,635	$79,543,999

As of February 29, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$16,131,868
Undistributed long-term capital gains — net	5,678,700
Total undistributed earnings	$21,810,568
Other book/tax temporary differences(a)	(30,055,114)
Unrealized appreciation (depreciation)(b)	(506,704)
Total distributable earnings (loss) — net	$(8,751,250)

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as

64	Western Asset SMASh Series EC Fund 2020 Annual Report

well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

9. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

10. Subsequent event

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Western Asset SMASh Series EC Fund 2020 Annual Report	65

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series EC Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series EC Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the three years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the three years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of February 28, 2017 and for the period November 1, 2016 through February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
April 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

66	Western Asset SMASh Series EC Fund 2020 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series EC Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Western Asset SMASh Series EC Fund	67

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub- Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other

68	Western Asset SMASh Series EC Fund

developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on information provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as global income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

Western Asset SMASh Series EC Fund	69

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses. The Board considered that this arrangement is expected to continue through December 2021. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

70	Western Asset SMASh Series EC Fund

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset SMASh Series EC Fund	71

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld
Robert Abeles, Jr.	12,963,097,634	33,014,470
Jane F. Dasher	12,966,757,356	29,354,748
Anita L. DeFrantz	12,966,622,763	29,489,341
Avedick B. Poladian	12,958,757,882	37,354,222
Susan B. Kerley	12,966,643,183	29,468,921
William E.B. Siart	12,961,744,874	34,367,231
Jaynie Miller Studenmund	12,957,167,470	38,944,634
Ronald L. Olson	12,964,373,965	31,738,139
Peter J. Taylor	12,962,809,490	33,302,615
Jane E. Trust	12,969,341,620	26,770,485

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

72	Western Asset SMASh Series EC Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††
Robert Abeles, Jr. Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None
Jane F. Dasher Year of birth	1949

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Western Asset SMASh Series EC Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)
Anita L. DeFrantz Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None
Susan B. Kerley Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)
Michael Larson* Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

74	Western Asset SMASh Series EC Fund

Independent Trustees†† (cont’d)
Avedick B. Poladian Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)
William E.B. Siart Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)
Jaynie Miller Studenmund Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Western Asset SMASh Series EC Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)
Peter J. Taylor Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company5 (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee
Ronald L. Olson[6] Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)

Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer
Jane Trust, CFA[7] Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

76	Western Asset SMASh Series EC Fund

Additional Officers
Ted P. Becker Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Susan Kerr Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Jenna Bailey Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset SMASh Series EC Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Robert I. Frenkel

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office1 and length of time served2	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

78	Western Asset SMASh Series EC Fund

Additional Officers (cont’d)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office1 and length of time served2	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.
††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*	Effective March 6, 2020, Mr. Larson became a Trustee.
**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.
1	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
2	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
3	Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Mr. Larson is also an independent board member of the Western Asset TIPS Board.
4	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.
5	Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.
6	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
7	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series EC Fund	79

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 29, 2020:

Record date:	Monthly	12/16/2019	Monthly
Payable date:	March 2019 through November 2019	12/17/2019	January 2020 through February 2020
Interest from Federal Obligations	3.42%	3.42%	8.28%
Qualified Short-Term Capital Gain Dividend*	—	$0.106120	—
Long-Term Capital Gain Dividend	—	$0.030010	—

* Represents the qualified short-term capital gain dividend that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

80	Western Asset SMASh Series EC Fund

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Western Asset

SMASh Series EC Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 4/20 SR20-3858

ITEM 2.CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2019 and February 29, 2020 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $137,417 in February 28, 2019 and $147,417 in February 29, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2019 and $0 in February 29, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2019 and $0 in February 29, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2019 and $0 in February 29, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2019 and February 29, 2020; Tax Fees were 100% and 100% for February 28, 2019 and February 29, 2020; and Other Fees were 100% and 100% for February 28, 2019 and February 29, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $678,000 in February 28, 2019 and $582,301 in February 29, 2020.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley

Michael Larson**
Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

b)	Not applicable.

ITEM 6.SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(c)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(d)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.EXHIBITS.

(a)(1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:/s/ Jane Trust

                     Jane Trust

     Chief Executive Officer

Date:April 24, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Jane Trust

 Jane Trust

Chief Executive Officer

Date:April 24, 2020

By:/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial

Date:April 24, 2020